Exhibit 24

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/DRAYTON NABERS, JR.
     Jerry W. DeFoor                                              Drayton Nabers, Jr.

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/JOHN D. JOHNS
     Jerry W. DeFoor                                              John D. Johns

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/R.STEPHEN BRIGGS
     Jerry W. DeFoor                                              R. Stephen Briggs

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/JIM E. MASSENGALE
     Jerry W. DeFoor                                              Jim E. Massengale

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/A.S. WILLIAMS, III
     Jerry W. DeFoor                                              A.S. Williams, III

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/CAROLYN KING
     Jerry W. DeFoor                                              Carolyn King

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/DEBORAH J. LONG
     Jerry W. DeFoor                                              Deborah J. Long

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/STEVEN A. SCHULTZ
     Jerry W. DeFoor                                              Steven A. Schultz

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/WAYNE E. STUENKEL
     Jerry W. DeFoor                                              Wayne E. Stuenkel

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/DANNY L. BENTLEY
     Jerry W. DeFoor                                              Danny L. Bentley

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/RICHARD J. BIELEN
     Jerry W. DeFoor                                              Richard J. Bielen

DIRECTORS' POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, (“Company”) by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Nancy Kane, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1999 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 21st day of February, 2000.

WITNESS TO ALL SIGNATURES:

/s/ JERRY W. DEFOOR                                           /s/T. DAVIS KEYES
     Jerry W. DeFoor                                              T. Davis Keyes